Ivy Funds

Supplement dated June 19, 2020 to the

Ivy Funds Statement of Additional Information

dated January 31, 2020

as supplemented April 10, 2020

The following share classes of the series of the Trust (each, a “Fund” and collectively, the “Funds”) listed in the chart below have been liquidated and terminated. Therefore, such classes of shares are no longer offered in the Statement of Additional Information (SAI).

Class E Shares	Class R Shares	Class Y Shares
Ivy Corporate Bond Fund	Ivy Corporate Bond Fund	Ivy Government Securities Fund
Ivy Crossover Credit Fund	Ivy Crossover Credit Fund
Ivy Government Securities Fund	Ivy Government Securities Fund
Ivy Pictet Emerging Markets Local Currency Debt Fund	Ivy Pictet Emerging Markets Local Currency Debt Fund
Ivy PineBridge High Yield Fund

Accordingly, effective immediately, all references to the share classes of such Funds in the SAI are hereby deleted.

Supplement	Statement of Additional Information	1